Exhibit 99.1

June 2016 © 2016 Glaukos Corporation.

2 © 2016 Glaukos Corporation. DISCLAIMER All statements other than statements of historical facts included in this presentation that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. Although we believe that we have a reasonable basis for forward-looking statements contained herein, we caution you that they are based on current expectations about future events affecting us and are subject to risks, uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that may cause our actual results to differ materially from those expressed or implied by forward-looking statements in this presentation. These potential risks and uncertainties include, without limitation, uncertainties about our ability to maintain profitability; our dependence on the success and market acceptance of the iStent; our ability to leverage our sales and marketing infrastructure to increase market penetration and acceptance of our products; our dependence on a limited number of third-party suppliers for components of our products; the occurrence of a crippling accident or other disruption at our primary facility, which may materially affect our manufacturing capacity and operations; maintaining adequate coverage or reimbursement by third-party payors for procedures using the iStent or other products in development; our ability to properly train, and gain acceptance and trust from, ophthalmic surgeons in the use of our products; our ability to successfully develop and commercialize additional products; our ability to compete effectively in the highly competitive and rapidly changing medical device industry and against current and future competitors (including MIGS competitors) that are large public companies or divisions of publicly traded companies that have competitive advantages; the timing, effect and expense of navigating different regulatory approval processes as we develop additional products and penetrate foreign markets; the effect of the extensive and increasing federal and state regulation in the healthcare industry on us and our suppliers; the lengthy and expensive clinical trial process and the uncertainty of outcomes from any particular clinical trial; our ability to protect, and the expense and time-consuming nature of protecting, our intellectual property against third parties and competitors that could develop and commercialize similar or identical products; the impact of any claims against us of infringement or misappropriation of third party intellectual property rights and any related litigation; and the market’s perception of our limited operating history as a public company. These and other known risks, uncertainties and factors are described in detail under the caption “Risk Factors” and elsewhere in our filings with the Securities and Exchange Commission, including our most recent Quarterly Report on Form 10-Q and our Annual Report on Form 10-K for the year ended December 31, 2015. Our filings with the Securities and Exchange Commission are available in the Investor section of our website at www.glaukos.com or at www.sec.gov. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on the forward-looking statements in this presentation, which speak only as of the date hereof. We do not undertake any obligation to update, amend or clarify these forward-looking statements whether as a result of new information, future events or otherwise, except as may be required under applicable securities law.

glaucoma therapy 3 © 2016 Glaukos Corporation. is transforming LARGE MARKET UNMET NEED DEMONSTRATED EXECUTION JUST THE BEGINNING Growing $5.1bn Significant drawbacks Broad reimbursement Advanced portfolio global opportunity 1 of current treatments and highly successful launch of micro-scale injectable therapies 1 Market Scope estimate for 2015 total global glaucoma market

Reducing treatment IOP is the only proven for glaucoma 1 OAG 2015 2020 increase from 80mm in 2015 to 2015 Open-Angle Glaucoma 2020 All Glaucoma 4 © 2016 Glaukos Corporation. Aging Population Drives Glaucoma Prevalence US GLAUCOMA POPULATION1 (in millions) 5 4 Typically associated with elevated intraocular pressure (IOP) 3 Open-angle glaucoma (OAG) is 2 most common type and majority of patients have mild-to-moderate Global glaucoma population to 0 90mm in 20201 $5.1 billion market2 $7.1 billion market2 1 Market Scope estimates for glaucoma prevalence; excludes ocular hypertension 2 Market Scope estimates for total global glaucoma market 4.8 4.3 3.8 3.5

 © 2016 Glaukos Corporation. 5 How The Eye’s Drainage System Works Elevated IOP occurs when Secondary outflow pathway is aqueous humor outflow through the suprachoroidal space the trabecular meshwork and into Schlemm’s canal is reduced due to degeneration and obstruction dosing regimens; adverse Lack of long-term efficacy Medication may still be necessary post-treatment and payor © 2016 Glaukos Corporation. 6 Conventional Glaucoma Treatment Options Significant drawbacks limit effectiveness, create challenges for physicians & patients 01 02 03 Prescription Eye Drops Laser Invasive Surgery High non-compliance rates Effects dissipate within 1-5 years High complication and Complex, frequent and lifelong Repeat procedures less effective failure rates side effects Medication may still be necessary Recurring expense for patient post-treatment

 © 2016 Glaukos Corporation. 7 iStent vs. Conventional Surgery Conventional Surgery

Our Solution Portfolio:
Transformational Shift to Micro-Scale Injectable Therapy

Precision solutions for complete range of glaucoma disease states & progression

Injectable Flow Platform			Injectable Drug Delivery
iStent® Used in combination with cataract surgery	**iStent Inject®** Injectable 2-stent therapy for combo-cataract and standalone procedures	**iStent Supra®** Designed to access secondary outflow pathway	**iDose™** Targeted injectable drug-delivery implant; sustained drug therapy






RESTORE FLOW → FURTHER ENHANCE FLOW → COMBINATION DRUG & FLOW

iStent Inject, iStent Supra and iDose are not approved by the FDA. iStent Inject and iStent Supra are currently being evaluated in IDE clinical trials; a Phase II IND clinical trial began in early 2016 to evaluate the iDose

The iStent is approved in the European Union and certain other international markets for use either in combination with cataract surgery or as a standalone procedure in phakic and pseudophakic eyes. In the United States, the iStent is indicated for use in conjunction with cataract surgery for the reduction of IOP in adult patients with mild-to-moderate open-angle glaucoma currently treated with ocular hypotensive medication.

© 2016 Glaukos Corporation.

GLAUKOS

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Comprehensive Clinical Results © 2016 Glaukos Corporation. 9

10 © 2016 Glaukos Corporation. Comprehensive Clinical Results: What We Are Discovering 1. Recent published peer-reviewed clinical results show improvement over 2008 IDE pivotal trial –iStent + cataract surgery patients achieved IOP < 15 mm Hg at 3 years1 –65% of phakic/pseudophakic patients achieved postoperative IOP < 15 mm Hg without medications at 12 months with single iStent2 2. iStent + cataract surgery demonstrates sustained efficacy and safety for 4+ years3 3. Use of multiple stents may provide additional reductions in IOP and medication use, and may offer titratable therapy to reach pre-designated patient target pressures2 4. Combining trabecular bypass and suprachoroidal stents may provide effective therapy in the future for patients with progressive glaucoma4 1 Neuhann T, J Cataract Refract Surg 2015; 2 Katz LJ et al Clinical Ophthalmology 2015; 3 Arriola-Villalobos Br J Ophthalmol 2012; 4 Myers S AGS 2016

FDA Approved June 2012:
iStent Shown to Reduce IOP

At 12 months, *85%* of iStent + cataract surgery group was medication free

First prospective, randomized, open label, multi-center, controlled, US IDE clinical trial ever conducted in support of a glaucoma device

Both groups managed to same IOP threshold

iStent + cataract surgery had similar overall safety profile to cataract surgery only

US Pivotal Trial Results

Primary Endpoint
IOP ≤ 21 mm Hg w/o meds

Secondary Endpoint
IOP ↓ ≥ 20% w/o meds


50%
68%
47%
64%
p = 0.004
p = 0.010

AT 12 MONTHS

iStent + Cataract Surgery (n=117) Cataract Surgery Only (n=123)

© 2016 Glaukos Corporation.

GLAUKOS

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AT 36 MONTHS… CONSISTENT COHORT THROUGH 3 YEARS (n=39) 24 Preop Month 12 Month 24 Month 36 86% decision to implant based on eyes followed through 36 mean number of 12 mm Hg © 2016 Glaukos Corporation. Compelling Clinical Results: Single iStent + Cataract Surgery Achieves < 15 mm Hg Through 3 Years MEAN IOP 23.4 Reduction in Mean IOP Reduction in Mean # of Meds 20 16 13.9 14.3 14.9 12 36% Consecutive series of 62 eyes; In consistent cohort of 39 Over same period, patient desire to reduce topical months, mean IOP was topical meds declined meds and intent to offer 14.9 mm Hg, a 36% from 1.9 to 0.3, or surgical treatment with reduction 86% favorable safety profile Neuhann T, J Cataract Refract Surg 2015

After mean follow-up of 16.5 16.3 16.1 16.1 15.9 Preop Month 1 Year 1 Year 2 Year 3 Year 4 Year 5 Final 13 mm Hg © 2016 Glaukos Corporation. Compelling Clinical Results: Long-term Efficacy of iStent + Cataract Surgery Shown in International Study + CATARACT SURGERY 2019. 4Mean IOP 54 months, 42% of 18 17.4 17.3 patients were medication 16 free 14 Prospective, non-comparative, Mean IOP decreased to 16.3 mm uncontrolled, non-randomized, Hg versus preoperative interventional case series study of 19 medicated IOP of 19.4 mm Hg; patients with uncontrolled mild-to-mean number of topical 12 moderate OAG using 1 or more topical medications used declined from (n=19) (n=19) (n=19) (n=19) (n=19) (n=16) (n=13) (n=19) glaucoma medications 1.3 to 0.8 Arriola-Villalobos P et al Br J Ophthalmol January 2012

Compelling Clinical Results:

International Study Shows IOP-Lowering Capability of 1, 2 and 3 iStents

Demonstrates potential to titrate treatment based on patient's specific disease state severity & progression

Prospective, randomized study of 119 OAG patients with preoperative unmedicated IOP of 22-38 mm Hg

Patients randomized to receive 1, 2 or 3 iStents in standalone procedure; follow-up to continue for 5 years

Safety data similar across all stent groups

Mean IOP at 18 Months without Glaucoma Medications



26
22
18
14
10
mm Hg
15.9
14.1
12.2
Mean preop medicated IOP
Mean preop IOP after washout
Month 18 mean IOP without medication
1 Stent
2 Stent
3 Stent

Katz LJ et al Clinical Ophthalmology 2015

The iStent is approved in the European Union and certain other international markets for use either in combination with cataract surgery or as a standalone procedure in phakic and pseudophakic eyes. In the United States, the iStent is indicated for use in conjunction with cataract surgery for the reduction of IOP in adult patients with mild-to-moderate open-angle glaucoma currently treated with ocular hypotensive medication.

© 2016 Glaukos Corporation.

GLAUKOS

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Compelling Clinical Results:

International Study Shows IOP-Lowering Capability of 1, 2 and 3 iStents

Demonstrates potential to titrate treatment based on patient's specific disease state severity & progression

Prospective, randomized study of 119 OAG patients with preoperative unmedicated IOP of 22-38 mm Hg

Patients randomized to receive 1, 2 or 3 iStents in standalone procedure; follow-up to continue for 5 years

Safety data similar across all stent groups

Proportional Analyses of IOP at 12 Months without Glaucoma Medications



% of eyes
65%
89%
89%
85%
90%
90%
92%
92%
92%
1 Stent Group (n=37)
2 Stent Group (n=41)
3 Stent Group (n=38)
IOP ≤ 15 mm Hg
IOP ≤ 18 mm Hg
IOP ↓ ≥ 20% vs baseline

Katz LJ et al Clinical Ophthalmology 2015

The iStent is approved in the European Union and certain other international markets for use either in combination with cataract surgery or as a standalone procedure in phakic and pseudophakic eyes. In the United States, the iStent is indicated for use in conjunction with cataract surgery for the reduction of IOP in adult patients with mild-to-moderate open-angle glaucoma currently treated with ocular hypotensive medication.

© 2016 Glaukos Corporation.

GLAUKOS

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97% achieved > 20% 26.4 13.6 13.7 13.3 13.6 13.4 12.9 12.5 12.2 combining Schlemm’s canal and suprachoroidal 11 Screening Baseline Day 1 Week 1 Month 1 Month 6 Month 12 Month 18 Month 24 Month 30 Month 36 16 Mean IOP (mm Hg) © 2016 Glaukos Corporation. Compelling Combination Clinical Results: International Study of Dual Physiologic Outflow in Failed Trab Patients ++ 1 Medication 96% achieved IOP < 15 mm Hg at 36 months 31 26 reduction in IOP at 36 22.0 months vs preoperative 21 medicated IOP 16 Underscores power of 12.6 space for refractory 6 glaucoma patients (n=80) (n=80) (n=80) (n=80) (n=80) (n=79) (n=78) (n=78) (n=77) (n=77) (n=72) Myers S. AGS 2016 The iStent is approved in the European Union and certain other international markets for use either in combination with cataract surgery or as a standalone procedure in phakic and pseudophakic eyes. In the United States, the iStent is indicated for use in conjunction with cataract surgery for the reduction of IOP in adult patients with mild-to-moderate open-angle glaucoma currently treated with ocular hypotensive medication. iStent Supra is not currently approved by the FDA.

18 Prospective clinical trials currently underway Articles published in journals 17 © 2016 Glaukos Corporation. Clinical Research Program Statistics 40 peer-reviewed

Global Commercial Operations © 2016 Glaukos Corporation. 18

Seizing First Mover Opportunity in Targeted Markets:
Commercial Execution Highlights Since US FDA Approval

US Market Development

Highly successful launch of new market medical device in ophthalmology

Delivered strong revenue and surgeon adoption growth rates

Established seasoned ophthalmic sales force

Investing in multiple programs to acquaint, inform and engage physicians and patients on iStent benefits

US Reimbursement

100% Medicare Administrative Contractor (MAC) coverage within 7 months of launch

92% of current target patient population covered for iStent procedure via Medicare or private insurance

Established 2 category III CPT codes

Separate physician payment approximately $500 higher for iStent + cataract surgery than cataract surgery alone

International Expansion

Secured regulatory approvals for iStent and iStent Inject in targeted markets

Direct sales teams established in Australia, Canada, Germany and Japan; remaining international markets served by ophthalmic distributors

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© 2016 Glaukos Corporation.
GLAUKOS

(in millions) $25 $23.1 $20 in Q1 2015 in Q1 2016 $15 57% year-over-year growth in net sales 20 © 2016 Glaukos Corporation. Q1 2016 Financial & Operational Performance: Growth Reflects iStent Adoption Trends Avg. Number of US Sales Reps TOTAL NET SALES 41 49 20% year-over-year growth in domestic sales $10 organization $5 $0 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 $14.7

Future Potential MIGS Market Participants

ALCON/TRANSCEND CYPASS

6.35mm suprachoroidal device for implantation into supraciliary space using guidewire delivery (actual)

IVANTIS HYDRUS

8mm nitinol scaffolding device implanted into Schlemm's canal (image)


iStent
iStent Inject
CyPass
Hydrus
LIBERT

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© 2016 Glaukos Corporation.

GLAUKOS

2013 2014 2015 2016 2015 2016 22 © 2016 Glaukos Corporation. Financial Summary NET SALES GROSS MARGIN (IN MILLIONS) Strong net sales growth driven by increased iStent utilization across an expanding customer base Favorable gross margin reflects efficient manufacturing and cost structure Continued investments planned to bring pipeline of promising MIGS innovations to large, growing market Three months ended March 31 * Q1 2016 gross margin reflects suspension of medical device excise tax for 2016-2017, as well as Q1 2016 iStent inject sales in Australia and Canada for which manufacturing costs had been charged to R&D expense in 2015 $71.7 Q1: $14.7 $45.6 Q1: $23.1 $20.9 86%* 81%

23 © 2016 Glaukos Corporation. Growth Strategies: Establishing MIGS as OAG Standard of Care 01 02 03 04 Increase US iStent Secure FDA approvals Develop, secure Extend global reach of adoption with seasoned with expanded regulatory approval for MIGS-based platform sales force, broad indications for iStent and commercialize iDose through targeted reimbursement coverage pipeline products drug-delivery pipeline international expansion and compelling clinical results

 © 2016 Glaukos Corporation. 24